PRESS RELEASE      PRESS RELEASE      PRESS RELEASE
Exhibit 99.1

NITROMED, INC. 45 HAYDEN AVENUE, SUITE 3000 LEXINGTON, MA 02421 t. 781.266.4000 f. 781.274.8080 www.nitromed.com
NitroMed Confirms Receipt of Letter from Deerfield Management
LEXINGTON, MA—(December 18, 2008) — NitroMed, Inc. (NASDAQ: NTMD) said today that Deerfield Management has responded to NitroMed’s communication regarding the company’s willingness to discuss Deerfield’s prior unsolicited proposal to acquire the company for $0.50 per share in cash. Contrary to NitroMed’s belief that Deerfield’s expression of interest was in lieu of NitroMed’s proposed merger with Archemix Corp., Deerfield stated that its proposal was in lieu of both the proposed sale of NitroMed’s BiDil® and BiDil XR™ drug business to JHP Pharmaceuticals, LLC and the proposed merger with Archemix. NitroMed’s directors and its advisors are reevaluating the Deerfield proposal in light of this clarification.
About NitroMed
NitroMed of Lexington, Massachusetts is the maker of BiDil (isosorbide dinitrate/hydralazine hydrochloride), an orally administered medicine available in the United States for the treatment of heart failure in self-identified black patients. In this population, BiDil is indicated as an adjunct to current standard therapies such as angiotensin converting enzyme (ACE) inhibitors and beta blockers. There is little experience in patients with New York Heart Association Class IV heart failure. BiDil was approved by the U.S. Food and Drug Administration, primarily on the basis of efficacy data from the company’s landmark A-HeFT (African American Heart Failure Trial) clinical trial. For full prescribing information, visit: www.BiDil.com.
On October 22, 2008, NitroMed entered into a purchase and sale agreement with JHP Pharmaceuticals, LLC, a privately held specialty pharmaceutical company, pursuant to which NitroMed has agreed to sell to JHP Pharmaceuticals substantially all of the assets related to NitroMed’s BiDil and BiDil XR drug business. The sale of the BiDil and BiDil XR drug business is subject to NitroMed stockholder approval and other customary closing conditions. On November 18, 2008, NitroMed and Archemix Corp., a privately-held biopharmaceutical company, entered into a merger agreement, pursuant to which Archemix has agreed to merge with NitroMed in an all-stock transaction. The merger is subject to approval by Archemix’s and NitroMed’s stockholders, consummation of the sale of NitroMed’s BiDil and BiDil XR drug business and other customary closing conditions.
Important Additional Information Will Be Filed with the SEC
NitroMed has filed with the SEC and mailed to its stockholders a definitive proxy statement in connection with the proposed sale of its BiDil and BiDil XR drug business to JHP Pharmaceuticals, LLC. The proxy statement contains important information about NitroMed, the proposed sale of the BiDil and BiDil XR drug business and related matters. In addition, in connection with NitroMed’s proposed merger with Archemix, NitroMed plans to file with the SEC a Registration Statement on Form S-4 containing a joint proxy statement/prospectus. The joint proxy statement/prospectus will be mailed to stockholders of NitroMed and Archemix. The joint proxy statement/prospectus will contain important information about NitroMed, Archemix, the transaction and related matters. Investors and security holders of NitroMed and Archemix are urged to read carefully both the proxy statement relating to the proposed sale of the BiDil and BiDil XR drug business and the joint proxy statement/prospectus relating to the merger, when they are available.
Investors and security holders of NitroMed will be able to obtain free copies of the proxy statement for the proposed sale of the BiDil and BiDil XR drug business and the joint proxy statement/prospectus for the proposed merger (when it is available), and other documents filed with the SEC by NitroMed through the website maintained by the SEC at www.sec.gov. In addition, investors and security holders of NitroMed will be able to obtain free copies of the proxy statement for the proposed sale of the BiDil and BiDil XR drug business and the joint proxy statement/prospectus for the proposed merger (when it is available) by contacting NitroMed, Inc., Attn: Secretary, 45 Hayden Avenue, Suite 3000, Lexington, MA 02421. Investors and security holders of Archemix will be able to obtain free copies of the joint proxy statement/prospectus for the merger (when it is available) by contacting Archemix Corp., Attn: Secretary, 300 Third Street, Cambridge, MA 02142.
NitroMed, and its directors and executive officers, may be deemed to be participants in the solicitation of proxies in respect of the transactions contemplated by the purchase and sale agreement with JHP Pharmaceuticals relating to the sale of the BiDil and BiDil XR drug business, and NitroMed and Archemix, and their respective directors and executive officers, may be deemed to be participants in the solicitation of proxies in respect of the transactions contemplated by the merger agreement with Archemix. Information regarding NitroMed’s directors and executive officers is contained in NitroMed’s Annual Report on Form 10-K for the fiscal year ended December 31, 2007 and its proxy statement dated April 16, 2008, which are filed with the SEC. As of November 30, 2008, NitroMed’s directors and executive officers, and funds affiliated with such individuals, owned approximately 33% of NitroMed’s common stock. A more complete description of the interests of NitroMed’s directors and officers is available in the proxy statement relating to the sale of the BiDil and BiDil XR drug business. In addition, information regarding Archemix’s directors and officers and a more complete description of the interests of NitroMed’s directors and officers will be available in the joint proxy statement/prospectus relating to the merger.
Cautionary Note Regarding Forward Looking Statements
Statements in this press release regarding the proposed sale of NitroMed’s BiDil and BiDil XR drug business to JHP Pharmaceuticals and the proposed merger between NitroMed and Archemix, and any other statement about NitroMed’s management team’s future expectations, beliefs, goals, plans or prospects, constitute forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995. Any statements that are not statements of historical fact (including statements containing the words “believes,” “plans,” “could,” “anticipates,” “expects,” “estimates,” “plans,” “should,” “target,” “will,” “would” and similar expressions) should also be considered to be forward-looking statements. There are a number of important factors that could cause actual results or events to differ materially from those indicated by such forward-looking statements, including: the risk that NitroMed is unable to complete the sale of its BiDil and BiDil XR drug business, which is a condition to the closing of the merger with Archemix; the risk that NitroMed and Archemix may not be able to complete the proposed merger; and other risks and uncertainties more fully described in NitroMed’s proxy statement relating to the proposed asset sale, its Annual Report on Form 10-K for the year ended December 31, 2007 and its Quarterly Report on Form 10-Q for the quarter ended September 30, 2008, each as filed with the SEC, as well as the other filings that NitroMed makes with the SEC. Investors and stockholders are also urged to read carefully the risk factors set forth in the Registration Statement and the joint proxy statement/prospectus relating to the proposed merger of NitroMed and Archemix, when it is available.
In addition, the statements in this press release reflect NitroMed’s expectations and beliefs as of the date of this release. NitroMed anticipates that subsequent events and developments will cause its expectations and beliefs to change. However, while NitroMed may elect to update these forward-looking statements publicly at some point in the future, it specifically disclaims any obligation to do so, whether as a result of new information, future events or otherwise. These forward-looking statements should not be relied upon as representing NitroMed’s views as of any date after the date of this release.
Contact:
Jane A. Kramer
P: 781.266.4220
C: 781.640.8499
     Source: NitroMed, Inc.
# # #

3